                                                                      Exhibit 21
                                                                     (Form 10-K)

                                 SUBSIDIARIES OF
                          CITIZENS BANKING CORPORATION


                                                              Jurisdiction or
                                                            Incorporation of
Subsidiaries (all wholly owned)                               Organization
-------------------------------                             -----------------
Citizens Bank Michigan
     Citizens Commercial Leasing Corporation                    Michigan
     CB Financial Services, Inc.                                Michigan
     Citizens Title Services, Inc.                              Michigan
     Citizens Bank Mortgage Corporation                         Michigan
Citizens Bank - Illinois, N.A                             National Association
F&M Bancorporation, Inc.                                        Wisconsin
     F&M Merger Corporation                                     Wisconsin
         F&M Bank - Cannon Valley                               Minnesota
         F&M Bank - Central*                                    Wisconsin
         F&M Bank - East Troy*                                  Minnesota
         F&M Bank - Elkhorn*                                    Wisconsin
         F&M Bank - Jefferson*                                  Wisconsin
         F&M Bank - Grant County*                               Wisconsin
         F&M Bank - Kiel*                                       Wisconsin
         F&M Bank - Lakeland*                                   Wisconsin
         F&M Bank - Landmark*                                   Wisconsin
         F&M Bank - Northeast*                                  Wisconsin
         F&M Bank - Prairie du Chien*                           Wisconsin
         F&M Bank - Superior*                                   Wisconsin
         F&M Bank - Winnebago County*                           Wisconsin
     BancSecurity Corporation                                     Iowa
         F&M Bank - Iowa Central                                  Iowa
              Security Bancservices, Inc.                         Iowa
     F&M Bank - Algoma*                                         Wisconsin
     F&M Bank - Appleton*                                       Wisconsin
     F&M Bank - Brodhead*                                       Wisconsin
     F&M Bank - Darlington, N.A.*                         National Association
     F&M Bank - Hilbert*                                        Wisconsin
     F&M Bank - Kaukauna*                                       Wisconsin
     F&M Bank - New London*                                     Wisconsin
     F&M Bank - Waushara County*                                Wisconsin

* Each of these banks has a subsidiary organized and existing under the laws of the State of Nevada which holds and manages that bank's investments.